EXHIBIT 21.1
VAIL RESORTS, INC. AND
SUBSIDIARIES

VAIL RESORTS, INC.
(DELAWARE)

GILLETT
GROUP
MANAGEMENT,                             100%
INC.
(DELAWARE)

GILLETT
BROADCASTING
OF MARYLAND,                            100%
INC.
(DELAWARE)

GHTV, INC.
(DELAWARE)                              100%

GILLETT
BROADCASTING,
INC.                                    100%
(DELAWARE)

VAIL HOLDINGS, INC.
(COLORADO)                              100%

THE VAIL CORPORATION
(D/B/A/ "VAIL ASSOCIATES, INC.")        100%
(COLORADO)

(SEE PAGE TWO)


EXHIBIT 21.1
CORPORATE STRUCTURE
PAGE TWO

VAIL
ASSOCIATES
INVESTMENTS,                            100%
INC.
(COLORADO)

VAIL
TRADEMARKS,
INC.                                    100%
(COLORADO)

VAIL
ASSOCIATES
REAL ESTATE                             100%
GROUP, INC.
(COLORADO)

BEAVER CREEK
CONSULTANTS,
INC.                                    100%
(COLORADO)

BEAVER CREEK
ASSOCIATES,
INC.                                    100%
(COLORADO)

VAIL/BEAVER
CREEK RESORT
PROPERTIES,                              80%
INC.
(COLORADO)

VAIL FOOD
SERVICES, INC.                          100%
(COLORADO)

PINEY RIVER
RANCH, INC.                             100%
(COLORADO)

VAIL/
ARROWHEAD,
INC.                                    100%
(COLORADO)

RALSTON
RESORTS, INC                            100%
(COLORADO)

VAIL
ASSOCIATES
HOLDINGS,                               100%
LTD.
(COLORADO)

VAIL
ASSOCIATES
REAL ESTATE,                             80%
INC.
(COLORADO)

VAIL
ASSOCIATES
CONSULTANTS,                            100%
INC.
(COLORADO)

VAIL
ASSOCIATES
MANAGEMENT                              100%
COMPANY
(COLORADO)

BEAVER CREEK
FOOD
SERVICES, INC.                          100%
(COLORADO)

KEYSTONE
CONFERENCE
SERVICES,                               100%
INC.
(COLORADO)

KEYSTONE
DEVELOPMENT
SALES, INC.                             100%
(COLORADO)

KEYSTONE
FOOD &
BEVERAGE                                100%
COMPANY
(COLORADO)

KEYSTONE
RESORT
PROPERTY
MANAGEMENT                              100%
COMPANY
(COLORADO)

VAIL ASSOCIATES
RAND AND LAND                           100%
COMPANY
(COLORADO)